MASSACHUSETTS INVESTORS TRUST

                      Supplement to the Current Prospectus

Effective immediately, the last sentence of the first paragraph in the section entitled "Principal Investment Policies" under the caption "I: Risk Return Summary" for Massachusetts Investors Trust is hereby deleted and replaced with the following sentence:

     "The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the fund."



                The date of this Supplement is December 31, 2004.